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EXHIBIT 99.1

Item 9.01 Exhibits

Text of presentation made at the 2005 China Growth Conference, held in New York city, on November 1 and 2, 2005.


Financial Telecom Limited USA Inc
Soon to be renamed: MKA CAPITAL Inc.
Company Overview
Stock Symbol: FLTL.OB
www.fintel.com
November 2nd 2005


Financial Telecom Limited USA Inc
Safe Harbor Statement
Under the Private Securities Litigation Reform Act of 1995

Our presentation includes, and our response to various questions may include, forward-looking statements that involve risks and uncertainties. These statements relate to future events or our future financial performance. In some cases, forward-looking statements can be identified by terminology such as "may," "will," "should," "expect," "anticipate," "intend," "plan," "believe," "estimate," "potential," "projected", or "continue," the negative of these terms or other comparable terminology. We base these statements on our beliefs as well as assumptions we made using information currently available to us. Such statements are subject to risks, uncertainties and assumptions, as well as other matters not yet known to us or not currently considered material by us. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those anticipated, estimated or projected.

Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements. Given these risks and uncertainties, prospective investors are cautioned not to place undue reliance on such forward-looking statements. Investors should recognize these statements for what they are and not rely on them as facts. Except as required by law, we undertake no obligation to update publicly any forward-looking statements for any reason after the date of this presentation to conform these statements to actual results or to changes in our expectations. Before investing in our common stock, investors should be aware that the occurrence of any event could have a material adverse effect on our business, operating results, and financial condition.

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Recent Developments

o We are a financial services company with offices in the China, Shanghai and Hongkong
o We have recently acquired MK Aviation S.A., a profitable, well established aircraft leasing company with 30 years operating history
o We invest in the private sector of Chinese economy serving the needs of small-to-medium sized enterprises (SME) in China
o After closing, we will engage in aircraft leasing (operating and financial leases) and financing services to airlines around the world, with particular focus on China and Latin America
o We will change its name to MKA Capital Inc. (MKA) after closing. The merged companies will have offices in the US, China and Panama
o We believe our business model will create exceptional returns for our shareholders

Our Aircraft Leasing and Financing Operations

o We aim at exploiting cross border aircraft needs worldwide and in particular to address the fast growing fleet requirements in China and Latin America
o We benefit from the two fastest growing aviation markets in the world today: China and Latin America.
o    Unique opportunities are presented to us in these markets:
o    China is acquiring/leasing aircraft aged 10 years and younger;
o    Latin America is acquiring/leasing aircraft aged 15 years and older;
o China and Latin America markets are using similar model aircraft .We purchase used aircrafts in China and lease it in Latin America
o Maximize the return on investment many folds by leasing younger aircraft to China, and thereafter continue leasing the same aircraft to Latin America
o Aircraft leasing are highly lucrative and lessors are much more profitable than the airlines they serve

Investment Highlights
Our Investments Operations in China

o Significant investment opportunities created by the explosive private sector growth in China - growing 3 times faster than the GDP growth
o Our investment is structured to give us 19% equity stake in private companies swapping our stock and to realize a minimum, annual ROI of 15%, for 10 years, and to generate monthly cash flow
o The wealth we create is compounded by 3 factors: 1) the volume of acquisitions; 2) the built-in ROI; 3) the capital gain upon sale of our investment
o Unique team of people with extensive experience in financial services, investments, and aircraft leasing are well familiar with Chinese and Latin America markets

Market Opportunities

o China's private economy accounts for 55% of the GDP ($1.4 trillion) with over 3 million enterprises, and growing influence
o The private sector thrives along China's coastal area with higher GDP per capita - our geographic focus
o Future Growth will be driven by: continued economic growth, urbanization and increased consumer spending, accelerated deregulation and privatization
o China has 133 airports in 132 cities serving the surging demand of domestic and international travel
o China aviation industry is experiencing hyper demand: passenger volume reached 242mil in 2004, 39% increase over 2003, cargo volume was 5.5mil tones in 2004, up 22% from 2003, its market position moved form 9th in 2000 to 2nd in 2004 globally
o China deregulated the airline industry recently and there are three private regional airlines in the air - more coming o Latin America has the second largest used aircraft fleet requirements, of approximately 7% of the fleet compound growth rate (China has 8% fleet requirements compound growth rate)
o Value arbitrage can be exploited in used aircrafts between China to other regions resulting to substantial gains

Value Propositions To Investors

We give investors a share of China's private economy, Latin America aviation market and participation in the lucrative financing and leasing sector

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Access Large Markets
Investment in Key Segments
Superb Returns

o    An economy expected to be the second largest in the world by 2020.
o    Sustained high growth of GDP and GDP per capita.
o    One of the largest markets and manufacturing bases in the world.
o    The largest growing used aircraft fleet in the world.
o    Entry into the fast growing private sector in China.
o    Entry into financing for large assets in China.
o    Access to other attractive opportunities in China.
o Entry into supply and financing of aircraft to Chinese and Latin America airlines in addition to trading and acquisition.
o    Fast growing China economy highly valued by Wall Street.
o    Recurring and predictable revenue stream.
o    Low cost structure lead to higher profit margins.
o    Substantial assets leads to long term predictable returns and revenues.

Consolidated Financial Projections (post acquisition) (in $ millions)

                                    2005         2006         2007
                                    ----         ----         ----
     revenues                       1.857        6.103        7.879
     gross margin                   1.457        5.739        7.424
     after tax operating income     0.468        2.198        2.872


Management

Mory Kraselnick, Chairman, MK Aviation
Deep Expertise in Aviation Industry

o Negotiated transactions with more than 70 airlines worldwide for over 25 years.
o    Investment and Financial Experience
o Managing Director of United Development Inc. in Southeast Asia and South America.
o    Financing knowledge of turnkey industrial projects.
o    Concluded aviation transactions over US$2 Billion.
o    Management and Leadership Experience
o Established MK Aviation in 1979, transforming it into a US$300 Million net worth company over a short period of time.
o Cultural understanding of business management in different countries, including Asia, South America, and United States.

Management

David Chen, CEO, Fintel

o    Local Market Knowledge
o    Lived and worked in China for 29 years, educated and worked abroad
o Operating Experience with both local and global companies CEO of V2 Technology, a communication software company in China l Managing Director of Helloasia, a venture backed Asian internet company l Head of marketing, CNN Asia; Sales Director, Turner Broadcasting Asia
o    Management and Leadership Experience with U.S.-listed Companies
o    Brought in as CEO of Hartcourt Companies to turnaround the company
o Consolidated 5 Chinese companies in the IT distribution sector - annual compound return of 90% over two years, with a 260% stock price appreciation
o    Understanding of U.S. compliance and reporting requirements

Management

Israel Khoshen, VP Operations, MK Aviation

o Over 25 years experience in aviation industry, involving selection and negotiations of aviation equipment, i.e. aircraft and spare engines.
o    Heads technical operations and asset evaluation in MK Aviation.
o Expert in evaluation of aviation equipment ranging from Rolls Royce, General Electric, International Aero Engines, and Pratt & Whitney engines, to Boeing and Airbus Aircrafts.
o Extensive knowledge in preparation and monitoring of lease agreements and insurance contracts with Airlines.


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Management

Ron Gorthuis, CFO, VP Finance, Fintel

o Chartered Accountant (Canada) with 20 years experience in accounting and finance
o Partner with TII Investment Bank, a boutique firm based in middle east serving the royal families, managed $3bn asset and loan portfolios, advised in lease financing for Kuwait Airways Manager with KPMG, managing the audits of large oil companies. Skilled in Asset Financing, Tax Leases, Capital Markets, Structured Finance

Management

Ariel Kraselnick, VP Marketing, MK AViation

o Over 5 years experience in aviation industry, concluding transactions worth over US$35 Million with South American Lessees.
o Brought into MK Aviation to increase sales and customer base in South America and worldwide.
o    Business understanding in Latin American cultures.
o    Extensive knowledge in securing asset financing and evaluating credit risk.

Summary

o Significant investment opportunities created by the explosive private sector growth in China - growing 3 times faster than the GDP growth
o    Our investment yields fixed cash flow and future capital gain
o We benefit from the two fastest growing aviation markets in the world today: China and Latin America
o Value arbitrage can be exploited in used aircrafts between China to other regions resulting to substantial gains
o Unique team of people with deep experiences in financial services and investments and China


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